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                                                                   EXHIBIT 10.16


                THIRD AMENDMENT TO SHAREHOLDER RIGHTS AGREEMENT



                  That certain Shareholder Rights Agreement, between Price Communications Corporation and Harris Trust Company, dated as of October 6,1994, as heretofore amended as of January 12, 1995 and April 7, 1995, is hereby further amended as of June 19, 1997, as follows:

                  1. The final unnumbered paragraph of Section 1(d) thereof is hereby amended to read in its entirety as follows:

  "Notwithstanding anything in this definition of Beneficial Ownership to the contrary, (i) the phrase 'then outstanding', when used with the reference to a Person's Beneficial Ownership of securities of the Corporation, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which (A) such Person would be deemed to own beneficially hereunder and (B) any other Person has the right to acquire from the Corporation (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than Rights), warrants or options, or otherwise; and (ii) a Person shall not be deemed the 'Beneficial Owner' of and shall not be deemed to 'beneficially own' any securities solely by virtue of the entering into by such Person of any agreement to purchase such securities provided that such agreement provides such Person's rights under such agreement may be assigned to another Person or Persons and the actual purchaser of such securities under such agreement is not an Acquiring Person."

                  2. The second sentence of Section 28 thereof is hereby amended to read in its entirety as follows:

 "Subject to clause (i)(B) of the final unnumbered paragraph of Section 1(d) hereof, for all purposes of this Agreement, any calculation of the number of Common Shares or other securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(l)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement."
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                  IN WITNESS WHEREOF, the undersigned have duly executed the foregoing instrument on the date set forth above.


                                             PRICE COMMUNICATIONS CORPORATION



                                             By:________________________________
                                                   Robert Price, President


                                             HARRIS TRUST COMPANY



                                             By:________________________________
                                                      Authorized Signature